U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 12, 1999


                                AQUAGENIX, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            0-24490                       65-0419263
(State or other jurisdiction     (Commission                    (I.R.S. Employer
incorporation)                    File Number)               Identification No.)


           6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309
                    (Address of principal executive offices)

                                 (954) 969-8000
                          (Issuer's telephone number)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership
        --------------------------

     On Friday, July 9, 1999 the Company filed for protection and reorganization under Chapter 11 of the Federal Bankruptcy Code. The petition, case number 99-24534-BKC-RBR, was filed in the United States Bankruptcy Court, Southern District of Florida, Fort Lauderdale, Florida.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AQUAGENIX, INC.


                                   By: /s/ Russell M. Thompson
                                       -----------------------
                                       Russell M. Thompson
                                       President and Chief Executive Officer